Exhibit 99.1

Forward-Looking Statements

This presentation has been prepared by DeFi Development Corp. ("DeFi") (NASDAQ:DFDV) for informational purposes only and not for any other purpose. This presentation is highly confidential and proprietary to DeFi and may not be reproduced or otherwise disseminated, in whole or in part, without the prior written consent of DeFi. We have prepared this presentation solely to illustrate the businesses of DeFi, and it does not constitute an offer to sell, or a solicitation of an offer to buy, any securities of DeFi.

Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or DeFi or any director, employee, agent, or adviser of DeFi. Information provided in this presentation speaks only as of the date hereof. DeFi assumes no obligation to update any statement after the date of this presentation as a result of new information, subsequent events or any other circumstances unless required by applicable law.

Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and DeFi's own internal estimates and research. While DeFi believes these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of DeFi's internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. You should conduct your own investigation and analysis of DeFi, its business, prospects, results of operations and financial condition. In furnishing this information, DeFi does not undertake any obligation to provide you with access to any additional information (including forward-looking information and any projections contained herein) or to update or correct the information. Certain information and conclusions set forth in this presentation are based on projections. Actual results may differ materially from those indicated in the forward-looking statements because the realization of those results is subject to many uncertainties, including economic conditions, fluctuations in the market price of SOL, the impact on our business of the regulatory environment and other factors, some of which are described more fully in the Company's most recent Annual Report on Form 10-K and the Current Report on Form 8-K filed with the SEC on May 9, 2025. Forward-looking statements contained in this presentation are made as of the date of this presentation, and we undertake no duty to update such information except as required under applicable law. Investors should be aware that projections are subject to many risks and uncertainties and may be materially different from actual results. Each investor must conduct and rely on its own evaluation, including of the associated risks, in making an investment decision.

This presentation also includes express and implied forward-looking statements regarding the current expectations, estimates, opinions and beliefs of DeFi that are not historical facts. Such forward-looking statements may be identified by words such as "believes," "expects," "endeavors," "anticipates," "intends," "plans," "estimates," "projects," "should" and "objective" and the negative and variations of such words and similar words. These statements are made on the basis of current knowledge and, by their nature, involve numerous assumptions and uncertainties. Nothing set forth herein should be regarded as a representation, warranty or prediction that DeFi will achieve or is likely to achieve any particular future result. DeFi shall not have any liability for any representations (expressed or implied) regarding the information contained in, or for any omissions from, this information or any other written or oral communications transmitted to you in the course of your evaluation of DeFi.

DeFi Development Corp.

2

DeFi Development Corp. is the most efficient way to accumulate SOL

- **Chapter 1:** The Rise of Crypto Treasury Vehicles
- **Chapter 2:** Legacy Structures Can't Buy Crypto Fast Enough. We Can.
- **Chapter 3:** Solana Is the Right Asset. Now Is the Right Time.
- **Chapter 4:** DFDV Is Built to Compound – By Design and By Team

DeFi Development Corp.
3

Chapter 1: The Rise O f Crypt O Treasury Vehicles

Public - market treasury strategies are reshaping h O w crypt O gets accumulated 5

MSTR showed that holding crypto on balance sheet drives outsized equity returns


COIN:BTCUSD (Bitcoin (USD))
Open: 106,007.96 High: 107,519.48 Low: 105,699.99 Cur: 107,064.63 (+981.22/+0.92%)
MicroStrategy v Bitcoin
400,000.00
300,000.00
200,000.00
107,064.63
100,000.00
Mar 24
May 24
Jul 24
Sep 24
Nov 24
(c) www.advfn.com

Over the last 5 years, since MSTR started buying BTC…

- BTC is up ~1,000%
- MSTR stock is up over **3,500%** over the same period…
- 3.5x outperformance vs. BTC itself.

DeFi Development Corp.

Sources: CoinMarketCap, IBKR. Figures as of 05/12/25.

6

DFDV is the upgraded model – built to maximize SOL accumulation and compound SOL per share

SOL HODLings:	SOL NAV ($):	SOL per Share:
595,988	**$106M**	**0.293**

Capital Raised:	mNAV:	Volatility:
$66M	**1.7x**	**702%**

DeFi Development Corp.

Source: Internal figures. SOL HODLings inclusive of staking rewards. mNAV as of 05/12/25 assuming $89.75 share price and 2,037,531 shares outstanding. Volatility is 30D Realized. Capital raised excludes ATM sales.

7

Chapter 2: Legacy Structures Can’t Buy Crypt O Fast En O ugh. We Can.

Exchanges enable trading — not accumulation. They add fees, risk, and no compounding benefit.

Exchanges Suffer From:

High Fees	Trading and custody fees for retail buyers often exceed 1% per transaction
Limited Staking	Individuals / Institutional investors often cannot stake
Lack of Technology	Individuals & Institutions are unable to operate validators to earn additional SOL
Lack of Yield	Centralized Exchanges ("CEXs") take large validator fees and don't enhance yield
Risky Leverage	High chance of margin call on CEX leverage
Tax Inefficiency	Individuals owe taxes on Staking Rewards (e.g. 1099-MISC Coinbase)

DeFi Development Corp.

ETFs are merely passive, fee - based wrappers that d O n’t c O mp O und SOL/share O r O ffer yield Capital Deployment SOL Holdings Staking Volatility Capture Fees Operational Control Future SOL ETFs DFDV Only track SOL price with nо capital cоmpоunding effect Subject tо оutﬂоwз Nо Staking At Launch Nо enhanced vоlatility All ETFз charge feeз, erоding returnз Nо active management advantage Cоnvertibleз and ATMз enhance returnз Permanent SOL Accumulatiоn Validatоr Buзineзз Enableз Yield Expected higher vоl than SOL, enabling оptiоnз, leverage, etc. Nо management feeз Optimize capital зtructure tо acquire SOL at оppоrtune timeз Based on the Company’s o n vie of the relative positioning of the various categories sho n. DFDV is not an exchange traded product (“ETP”) or an exchange - traded fund (“ETF”) registered under the Investment Company Act of 1940, as amended, is not subject to the same rules and regulations as an ETP or an ETF and does not operate as an ETP or ETF. See Appendix for additional information

DFDV solves this: we buy fast, generate onchain yield, and provide enhanced exposure

SOL

Technology & Crypto Expertise

- Discounted locked SOL access delivers instant unrealized gains
- Owning validators increases control and improves staking economics
- Stake delegated to our validators from third parties earns more SOL
  - DFDV offers 8% stake yield vs. Coinbase at 5.6% stake yield

SOL

Financial Strategies

- We expect to engage in convertible bond offerings to fund SOL purchases
- Risk-managed DeFi strategies expected to earn more SOL
- Expected minimal tax bill enables us to grow SOL stockpile faster

Cash Flow

Valuation Support

- Stablecoin strategy offers uncorrelated yield through the cycle
- No risk of "margin call"

***More* SOL**
***Less* Risk**

DeFi Development Corp.
11

We just cr O ssed $100M O f SOL, and this is just the beginning 12

Chapter 3: S O lana Is the Right Asset. N O w Is The Right Time.

At 9% the market cap of BTC with surging fundamentals, SOL has upside and price reflexivity

$92B
Solana market cap

$242B
Stablecoin market cap

$2.1T
Bitcoin market cap

$118B
DeFi Total Value Locked ("TVL")

$741B
Total DeFi Volume
Q1'25

40%
SOL Market Share on DEXs
Q1'25

$10B
Total Solana staking rewards
per year

There is plenty of liquidity to deploy significant capital

DeFi Development Corp.

Sources: CoinMarketCap, DefiLlama, CoinGecko. Figures as of 05/12/25 unless otherwise stated

14

S O lana is 2x m O re v O latile than Bitc O in…

Fixed Income Equity Cash $42M of Convertible Debt $24M PIPE + ATM ﬁnanciną $1.8M of Cash as of 03/31/25 More than $60M of capital raised to increase SOL holdinąs …which all O ws us t O ﬁnancially engineer different flav O rs O f v O latility acr O ss O ur capital structure

Validator rewards make SOL an asset that pays you for passively helping secure the network

Solana generates
currently up to

10% APY
denominated in SOL

$10B
Total Solana staking rewards
per year

$3B
Total Solana validator returns
per year

DeFi Development Corp.
17

Our validators are optimized for maximum yield, delivering 20-40% higher returns than major CEXs.

Solana validators	**$3M/yr net profit** per 500K SOL staked
Optimized validators	**10-20%** higher returns*
Our validators	**20-40%** higher, after-fee returns than Coinbase and Binance*

Upcoming Solana ETF launches create opportunities for validator business growth

DeFi Development Corp.

**Estimates, subject to change*

18

Chapter 4: DFDV Is Built T O C O mp O und – By Design and By Team

Our team has built and scaled crypt O businesses acr O ss every market cycle 20 Parker White, CFA COO & CIO Joseph Onorati Chairman & CEO Dan Kang (DK) Head of IR Danial Saef, PhD Head Engineer Pete Humiston Head of Research John Han, CFA CFO

Backed by a board that blends crypto-native operators with public company veterans



Marco Santori
Board

- **Chief Legal Officer** - Kraken
- **Chief Legal Officer** - Blockchain.com
- **Board** - WalletConnect Foundation
- **Partner** - Cooley



Blake Janover
Board

- **Founder & CEO** - Janover
- **Board** - Soulpower Acquisition Corp
- **Founder & CEO** - B. Elliot Companies



William Caragol
Board

- **Managing Director** - Quidem LLC
- **CFO, COO** - Iron Horse
- **CEO** - PositiveID Corporation
- **Board** - Worksport



Zach Tai
Board

- **VP Strategy & Operations** - Everclear
- **Director of Strategy** - Kraken
- **Vice President** - Cerberus Capital
- **Co-Founder** - Nimbl

DeFi Development Corp.
21

DFDV’s reinf O rcing flywheels c O mp O und SOL/share Raise Capital at >1x NAV Buy Locked and Unlocked SOL Grow NAV Financial Flywheel Optimized Validator Tech Maximize Staking Yield Increase Delegation Tech Flywheel Strengthen Industry Relationships Expand Commercial Opportunities Enhance Market Reputation Crypto Native Flywheel

DeFi Devel O pment C O rp. (NASDAQ: DFDV) Crypt O B O rn. TradFi Fueled. Built t O Stack S O lana.

Additional Information

DeFi Development Corp. is not an exchange traded product (“ETP”) or an exchange-traded fund (“ETF”) registered under the Investment Company Act of 1940, as amended, is not subject to the same rules and regulations as an ETP or an ETF, and does not operate as an ETP or ETF. In particular, unlike spot Solana ETPs, we (i) do not seek for shares of our common stock to track the value of the underlying Solana we hold before payment of expenses and liabilities, (ii) do not benefit from various exemptions and relief under the Securities Exchange Act of 1934, as amended, including Regulation M, and other securities laws, which enable spot Solana ETPs to continuously align the value of their shares to the price of the underlying Solana they hold through share creation and redemption, (iii) are a Delaware corporation rather than a statutory trust, and do not operate pursuant to a trust agreement that would require us to pursue one or more stated investment objectives, (iv) are subject to federal income tax at the entity level and the other risk factors applicable to an operating business, such as ours, and (v) are not required to provide daily transparency as to our Solana holdings or our daily NAV.

DeFi Development Corp. 24